SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      May 10, 1996
                                                 -------------------------------



                     Travelers/Aetna Property Casualty Corp.
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             (Exact name of registrant as specified in its charter)


     Delaware                    1-14328                  06-1445591
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     (State or other           (Commission             (IRS Employer
     jurisdiction of           File Number)            Identification No.)
     incorporation)

            One Tower Square, Hartford, CT                     06183
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               (Address of principal executive offices)     (Zip Code)


                                 (860) 277-0111
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              (Registrant's telephone number, including area code)










































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                     TRAVELERS/AETNA PROPERTY CASUALTY CORP.
                           Current Report on Form 8-K

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          Exhibits:

          Exhibit No.    Description
          -----------    -----------

          1.01 Underwriting Agreement dated May 10, 1996 between Travelers P&C Capital II (the "Trust"), Travelers/Aetna Property Casualty Corp. and Smith Barney Inc., as Underwriter, relating to the offer and sale of 4,000,000 8% Trust Preferred Securities of the
                         Trust, liquidation value $25 per security.

          4.01 Form of the Company's 8% Junior Subordinated Deferrable Interest Debentures due May 15, 2036.




















































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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  May 14, 1996               TRAVELERS/AETNA PROPERTY
                                   CASUALTY CORP.



                                   By  /s/ Firoz B. Tarapore
                                     -----------------------
                                       Firoz B. Tarapore
                                       Assistant Treasurer





















































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                                  EXHIBIT INDEX
                                  -------------
                                                                        Filing
Exhibit No.  Description                                                Method
- - - - -----------  -----------                                                ------


     1.01    Underwriting Agreement dated May 10, 1996 between Travelers
             P&C Capital II (the "Trust"), Travelers/Aetna Property
             Casualty Corp. and Smith Barney Inc., as Underwriter,
             relating to the offer and sale of 4,000,000 8% Trust
             Preferred Securities of the Trust, liquidation value $25
             per security.                                            Electronic

     4.01    Form of the Company's 8% Junior Subordinated Deferrable
             Interest Debentures due May 15, 2036.                    Electronic






















































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